EXHIBIT 32


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the Quarterly Report of Nelnet, Inc. and subsidiaries (the "Company") on Form 10-Q for the quarter ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

               1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  November 9, 2005                      By:  /s/ Michael S. Dunlap
                                             -----------------------------------
                                             Name:    Michael S. Dunlap
                                             Title:   Chairman and Co-Chief
                                                      Executive Officer

                                             By: /s/ Stephen F. Butterfield
                                             -----------------------------------
                                             Name:   Stephen F. Butterfield
                                             Title:  Vice-Chairman and Co-Chief
                                                     Executive  Officer

                                             By: /s/ Terry J. Heimes
                                             ----------------------------------
                                             Name:   Terry J. Heimes
                                             Title:  Chief Financial Officer